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                                                                    Exhibit 23.8

                             ACCOUNTANTS' CONSENT

         We consent to the use of our report incorporation by reference herein by reference into the Registration Statement on Form S-4 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, of American General Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


Little Silver, New Jersey           /s/ Pinsker, Goldberg, Ivanicki & Apuzzo
July 29, 1998